EXHIBIT 10.6

                             ASSIGNMENT OF CONTRACTS
                             AS COLLATERAL SECURITY


         FOR VALUE RECEIVED, FSQC FUNDING CO., LLC (the "Assignor"), hereby grants a security interest in and assigns and transfers to HFG HEALTHCO-4 LLC, as the Collateral Agent, for the benefit of the Lenders (the "Assignee"), all right, title and interest of the Assignor in and to, all benefits of the Assignor under, and all monies due or to become due to the Assignor under or in connection with, each of the agreements more particularly described as follows:

                  (i) that certain Receivables  Purchase and Transfer Agreement, dated as of October 24, 2002, among Five Star Quality Care, Inc. ("Five Star"), as Primary Servicer, certain parties named therein, as Providers, and the Assignor, as Purchaser (as such agreement may be amended, restated, modified or supplemented from time to time in accordance with the terms thereof and hereof, the "Transfer Agreement");

                  (ii) that certain Guaranty, dated as of October 24, 2002, made by Five Star, FSQ, Inc., Five Star Quality Care Trust and Five Star Quality Care Holding Co., Inc. (collectively, "Guarantors") in favor of the Assignor (as such agreement may be amended, restated, modified or supplemented from time to time in accordance with the terms thereof and hereof, the "Guaranty"); and

                  (iii) that certain Pledge Agreement, dated as of October 24, 2002, among the Guarantors, as Pledgors, and the Assignor, as Pledgee (as such agreement may be amended, restated, modified or supplemented from time to time in accordance with the provisions thereof and hereof, the "Pledge Agreement" and, collectively with the Transfer Agreement and the Guaranty, the "Documents"),

as collateral security for any and all Lender Debt as arising under, and defined in, that certain Loan and Security Agreement, dated as of October 24, 2002, among the Assignor, the Lenders party thereto, Dresdner Kleinwort Wasserstein LLC, as a Program Manager, Syndication Agent and Lead Arranger, Healthcare Finance Group, Inc., as a Program Manager, and the Assignee, as Collateral Agent (as such may be amended, modified or supplemented from time to time, the "Loan Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined), whether at stated maturity, by acceleration or otherwise (including, without limitation, all interest thereon, whether accruing prior or subsequent to the commencement of a bankruptcy or similar proceeding involving the Assignor as a debtor), and all present and future obligations of the Assignor under this Assignment, whether at stated maturity, by acceleration or otherwise (all of the foregoing being herein referred to as the "Obligations").
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                  The Assignor agrees, covenants, represents and warrants that:

                  1. The Assignor's right, title and interest in each of the Documents is owned by the Assignor free and clear of all claims, mortgages, pledges, liens, encumbrances and security interests of every nature whatsoever, except in favor of the Assignee. Without the Assignee's prior written consent, the Assignor will not sell, transfer, assign, pledge or grant a security interest in any Document to any other person. Any such sale, transfer, assignment, mortgage, pledge or encumbrance without the Assignee's written consent shall be void and of no force and effect.

                  2. Without the Assignee's prior written consent, the Assignor will not amend (directly or indirectly), modify, supplement, waive compliance with, seek or grant a waiver under or assent to non-compliance with any of the Documents.

                  3. The Assignor specifically acknowledges and agrees that the Assignee does not assume, and shall have no responsibility for, the payment of any sums due or to become due under any of the Documents by the Assignor or the performance of any obligations to be performed under or with respect to any of the Documents by the Assignor, and the Assignor hereby agrees to indemnify and hold the Assignee harmless with respect to any and all claims by any person relating thereto. The Assignee, in its discretion, may file or record this Assignment.

                  4. If an Event of Default shall occur and be continuing, in addition to all other rights and remedies of the Assignee pursuant to any agreements of the Assignor in favor of or assigned to and held by the Assignee or pursuant to applicable law or otherwise, the Assignee or its successor shall have all rights and benefits under the
         Documents, including, without limitation, any and all rights to indemnification, without modifying or discharging any of the Obligations, except to the extent payment in respect thereof is received. Upon the occurrence and continuance of an Event of Default, the Assignor agrees to execute any and all documents requested by the Assignee in its sole discretion to enable the Assignee to exercise all of the rights of the Assignor under each of the Documents. The specified remedies to which the Assignee may resort under the terms of this Assignment are cumulative and are not intended to be exclusive of any other remedies or means of redress to which the Assignee may be lawfully entitled in case of any breach or threatened breach by the Assignor of any provision hereof or of any of the Obligations. Nothing contained in this Assignment, and no act or action taken or done by the Assignee pursuant to the powers and rights granted to it hereunder, or under any instrument collateral hereto shall be deemed to be a waiver by the Assignee of any of its rights and remedies against the Assignor in connection with, or in respect of, any of the Obligations. The right of the Assignee to collect and enforce collection of the Obligations and to enforce any security and collateral held by it may be exercised by the Assignee prior to, simultaneously with, or subsequent to any action taken by the Assignee hereunder.

                  5. Upon the payment and satisfaction in full of all of the Obligations and the termination of any commitment by the Assignee to make loans or other financial

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         accommodations  to or for the  benefit of the  Assignor  under the Loan
         Agreement, this Assignment shall be terminated by the Assignee and shall be of no further force or effect, but the affidavit, certificate, letter or statement of any officer, agent or attorney of the Assignee showing that any part of the Obligations remains unpaid or unsatisfied
         shall  be  and  constitute   prima  facie  evidence  of  the  validity,
         effectiveness and continuing force of this Assignment and any person may, and is hereby authorized to, rely thereon.

                  6. The Assignee may take, or release, in whole or in part, other security which it may hold for the payment of the Obligations, may release any party primarily or secondarily liable therefor, and may apply any other security held by it to the satisfaction, or partial satisfaction, of such Obligations, without prejudice to any of its rights under this Assignment.

                  7. This Assignment shall inure to the benefit of the Assignee and its successors, assigns and designees, and shall be binding upon any subsequent owner of the Assignor's interest in and to the Documents.

                  8. The Assignor covenants to execute and deliver to the Assignee, upon demand, such additional assurances, writings or other instruments as may be reasonably required by the Assignee to effectuate the purpose hereof. This Assignment may not be changed orally and is to be governed by the internal laws of the State of New York applicable to contracts executed and to be performed in such State.

                  9. The Assignor hereby irrevocably designates and appoints the Assignee as attorney-in-fact of the Assignor with power of substitution, and with authority from and after and during the continuance of an Event of Default: to execute and deliver for and on behalf of the Assignor any and all instruments, documents, agreements and other writings necessary or advisable for the exercise on behalf of the Assignor pursuant hereto of any rights, benefits or options created or existing under or pursuant to the Documents and in this regard; to endorse the name of the Assignor on its behalf on any and all notes, acceptances, checks, drafts, money orders, instruments or other evidences of collateral, that may come into the Assignee's possession; to execute proofs of claim and loss; to execute endorsements, assignments or other instruments of conveyance and transfer; to execute releases; and, to do all other acts and things necessary and advisable in the discretion of the Assignee to carry out and enforce this Assignment or the Obligations. All acts done by the Assignee under the foregoing authorization are hereby ratified and approved, and neither the Assignee or its successors nor any designee or agent thereof shall be liable for any acts of commission or omission (other than acts committed or omitted through bad faith, gross negligence or willful misconduct), for any error of judgment or for mistake of facts or law. This power of attorney being coupled with an interest is irrevocable while any of the Obligations shall remain unpaid and unperformed.

                  10. If an Event of Default shall occur and be continuing, the Assignee may, in its discretion, in its name or the Assignor's, notify any obligor under the Documents to make payment to the Assignee of all amounts due or to become due under the Documents.

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                  11. If an Event of Default shall occur and be continuing,  the
         Assignee may, in its discretion, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for the Documents, or, with respect to payments which have become due and payable under the Documents, make any compromise or settlement deemed desirable by the Assignee.

                  12. The Assignor agrees that any copy of this Assignment signed by the Assignor and transmitted by telefax for delivery to the Assignee shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence.

                  13. This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.



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         IN WITNESS  WHEREOF,  the  undersigned has caused this Assignment to be executed this 24th day of October, 2002.


                                    FSQC FUNDING CO., LLC


                                    By:   /s/ Bruce J. Mackey Jr.
                                          Bruce J. Mackey, Jr.
                                          Chief Financial Officer


                                    HFG HEALTHCO-4 LLC, as Collateral Agent

                                    By:   HFG Healthco-4, Inc., a member


                                    By:    /s/ Orlando Figueroa
                                    Name:  Orlando Figueroa
                                    Title: Vice President


Acknowledged:
PRIMARY SERVICER:                   FIVE STAR QUALITY CARE, INC.


                                    By:   /s/ Bruce J. Mackey Jr.
                                          Bruce J. Mackey Jr.
                                          Chief Financial Officer, Treasurer
                                          and Assistant Secretary


                           [Signature page continued]


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PROVIDERS:                          FIVE STAR QUALITY CARE-AZ, LLC
                                    FIVE STAR QUALITY CARE-CA, LLC
                                    FIVE STAR QUALITY CARE-COLORADO, LLC
                                    FIVE STAR QUALITY CARE-CT, LLC
                                    FIVE STAR QUALITY CARE-GA, LLC
                                    FIVE STAR QUALITY CARE-IA, LLC
                                    FIVE STAR QUALITY CARE-KS, LLC
                                    FIVE STAR QUALITY CARE-MI, LLC
                                    FIVE STAR QUALITY CARE-MO, LLC
                                    FIVE STAR QUALITY CARE-NE, LLC
                                    FIVE STAR QUALITY CARE-WI, LLC
                                    FIVE STAR QUALITY CARE-WY, LLC
                                    FIVE STAR QUALITY CARE - CA, INC.
                                    FIVE STAR QUALITY CARE - IA, INC.
                                    FIVE STAR QUALITY CARE - MI, INC.
                                    FIVE STAR QUALITY CARE - NE, INC.


                                    By:   /s/ Bruce J. Mackey Jr.
                                          Bruce J. Mackey, Jr.
                                          Chief Financial Officer, Treasurer
                                          and Assistant Secretary